Exhibit 99.1
SEPARATION AGREEMENT AND GENERAL RELEASE
     This Separation Agreement and General Release (“Agreement”) is entered into between John A. Kollins (“EXECUTIVE”) and OXiGENE, Inc., including all OXiGENE, Inc. parents, subsidiaries or affiliates (“OXiGENE” or “COMPANY”). (Collectively, EXECUTIVE and OXiGENE or COMPANY will be referred to in this Agreement as the “Parties” and individually as a “Party”.)
     1. This Agreement is entered into with reference to the following facts:
a.	EXECUTIVE had an employment agreement with OXiGENE, dated as of February 28, 2007, and amended on December 16, 2008 and December 27, 2008 (the “Employment Agreement”). The Employment Agreement provides that EXECUTIVE’S employment with OXiGENE would continue until terminated in accordance with the terms of the Employment Agreement. EXECUTIVE resigned his positions as Chief Executive Officer and a member of the Board of Directors of OXiGENE as of October 7, 2009 (the “Resignation”) because of his desire to pursue other interests.

b.	The Parties desire to reach agreement on the terms of the transition for EXECUTIVE with respect to his OXiGENE employment and Resignation.
     2. Consideration to Kollins. Provided that EXECUTIVE has fully complied and continues to fully comply with the terms of this Agreement, OXiGENE will: (a) pay EXECUTIVE his current Base Salary (as defined in the Employment Agreement) for a period of twelve (12) months from the Effective Date of this Agreement (as defined below), payable in accordance with OXiGENE’s current and normal payroll cycle; (b) pay or reimburse EXECUTIVE’S ( and his covered dependents’) medical, dental and vision insurance premiums (collectively “health insurance premiums”) under COBRA for up to 24 months from the Effective Date. These health insurance premium payments will terminate before the end of the 24-month period, once EXECUTIVE is eligible for health insurance with a new employer; (c) pay EXECUTIVE a one-time $20,000 payment promptly after the Effective Date; and (d) allow EXECUTIVE to keep his company-purchased laptop and BlackBerry (after EXECUTIVE has provided said computer and BlackBerry to OXiGENE, which occurred on October 9, 2009, and OXiGENE has ensured that all OXiGENE business-related information has been deleted from these devices); and (e) fully and promptly reimburse EXECUTIVE for all documented business expenses incurred in connection with his employment, which EXECUTIVE shall submit for reimbursement in accordance with the COMPANY’s standard practices and procedures. With respect to the foregoing reimbursement of expenses referenced in subsection (e) herein, EXECUTIVE shall be entitled to this reimbursement regardless of whether he executes this Agreement. With respect to any other computers, storage devices (electronic or otherwise) or files (not referenced in subsection (d) herein), EXECUTIVE covenants that he will return to OXiGENE (and retain no copies of) all CONFIDENTIAL INFORMATION as defined in the Employee Confidentiality and Inventions Agreement entered into by the EXECUTIVE and the COMPANY on March 7, 2007 (“CIA”), attached hereto as Exhibit A and incorporated herein by reference, including but not limited to all emails that he sent or received in his capacity as a COMPANY officer or director and any attachments thereto; it is understood and agreed that the foregoing obligation to return COMPANY documents does not apply to documents directly and exclusively related to EXECUTIVE’s compensation or benefits. With respect to items (a), (b), and (c) above, all such payments shall not commence or be due (as applicable) until eight (8) business days after the Effective Date of this Agreement (as defined

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below). In addition, the COMPANY represents that it will retain all CONFIDENTIAL INFORMATION (including emails to and from the EXECUTIVE relating to COMPANY business) for a period of 5 years for purposes of legal, administrative and/or regulatory purposes and, subject to an appropriate protective order or other agreement protecting the confidentiality of the COMPANY’s information, will promptly provide EXECUTIVE any and all such information that EXECUTIVE may reasonably request in order to defend any claim filed against him or pursue any counterclaim pursuant to Section 7 of this Agreement.
     3. EXECUTIVE’S acknowledgements. EXECUTIVE acknowledges and agrees that the consideration described above in paragraph 2 (a), (b) and (c) (collectively the “Separation Benefit”) is not otherwise due or owing to him under any OXiGENE employment agreement (oral or written) or by any OXiGENE policy or practice. EXECUTIVE also agrees that the Separation Benefit to be provided to him is not intended to and does not constitute a severance plan and does not confer a benefit on anyone other than the Parties. EXECUTIVE further acknowledges that except for the specific financial consideration set forth in this Agreement, and his final wages (including for all accrued vacation), which have already been paid to him in accordance with OXiGENE’s payroll practices and applicable law following the Resignation (irrespective of this Agreement), EXECUTIVE is not now and shall not in the future be entitled to any other compensation from OXiGENE, including, without limitation, other wages, commissions, bonuses, holiday pay, paid time off, or any other form of compensation or benefit. EXECUTIVE further acknowledges that he is not entitled to any acceleration of any OXiGENE stock options and will not in the future have any right to vest in or exercise any stock option or other OXiGENE security of whatever kind or name that had not already vested as of October 7, 2009.

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     4. Acknowledgement of Indemnification Obligation. OXiGENE acknowledges that it shall continue to be obligated to indemnify EXECUTIVE to the maximum extent called for by the Indemnification Agreement between OXiGENE and EXECUTIVE (attached hereto as Exhibit B and incorporated herein by reference), OXiGENE’s By-Laws and/or California Labor Code section 2802, insurance policies or any other applicable laws governing the indemnification of former officers and directors. EXECUTIVE agrees that if it is ultimately determined that he is not entitled to be indemnified under such provisions, agreements or law, then he shall promptly reimburse the portion of any expenses that were advanced to him in connection with any proceedings as to which the foregoing determination by a court of law or, if applicable, arbitration panel has been made.
     5. Press Release. The Parties have mutually agreed upon a formal press release regarding the Resignation. A correct copy of that press release is attached hereto as Exhibit C.
     6. Tax Consequences. EXECUTIVE expressly acknowledges and agrees that he is not relying on any tax advice from OXiGENE with respect to the payments and benefits he will receive under this Agreement and that he is solely responsible for any and all tax liabilities with respect to the Separation Benefit and any other benefits received hereunder.
     7. EXECUTIVE’S Release of OXiGENE. In exchange for OXiGENE’s promises described above, and in consideration of all of the terms and conditions of this Agreement, EXECUTIVE and his heirs, legatees, executors, legal representatives, agents, successors and assigns (collectively for purposes of this Agreement, the “EXECUTIVE”) forever releases and discharges OXiGENE, its subsidiaries and other affiliates, its and their respective predecessors, successors, and assigns, its and their respective employee benefit plans and fiduciaries of such plans, its and their consultants (including, but not limited to, RRD International LLC), and the current and former officers, directors, shareholders, employees, attorneys, accountants, insurers, agents, and

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representatives of each of the foregoing in their official and personal capacities (collectively referred to as the “Released Persons”) of and from any and all causes of action, actions, suits, debts, charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, demands, judgments, liens, damages, losses, and expenses (including attorneys’ fees and costs actually incurred), of any nature whatsoever, in law or equity, whether known or unknown (collectively, “Claims”), which EXECUTIVE ever had, now has, or hereafter can, shall or may have for, upon or by reason of any act, transaction, practice, conduct, matter, cause, effect or thing of any kind whatsoever, occurring prior to the date of EXECUTIVE’s execution of this Agreement, including, but not limited to, the Resignation, or any act, transaction, practice or conduct or effect (a) which was alleged or asserted, or which might have been alleged or asserted, in the course of negotiating the terms of EXECUTIVE’s employment or the Resignation; or (b) which arises out of, or relates in any manner to, EXECUTIVE’s employment with OXIGENE, the Employment Agreement or the Resignation, including, but not limited to, any Claims for breach of contract, fraud, negligence, conversion, misappropriation, retaliation, emotional distress, breach of the implied covenant of good faith and fair dealing, defamation, discrimination or harassment under Title VII of the Civil Rights Act of 1964, as amended, the Americans with Disabilities Act, as amended (the “ADA”), the Age Discrimination in Employment Act of 1967, as amended (the “ADEA”), the Older Workers Benefit Protection Act of 1990, as amended (the “OWBPA”), the Worker Adjustment and Retraining Notification Act, the Federal and California Family Medical Leave Acts, the California Fair Employment and Housing Act, as amended, the California Constitution, the Employee Retirement Income Security Act, as amended, the Fair Labor Standards Act, as amended, and any analogous California or other laws or any other federal, state or local statute, ordinance, or regulation, including the California Labor Code, or any other claim, whether based on common law, statutory

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law, or otherwise that occurred prior to EXECUTIVE’s execution of this Agreement. EXECUTIVE’s release of OXIGENE does not apply to any Claims that cannot be released as a matter of law, including, but not limited to: (a) claims for unemployment insurance benefits; (b) claims under the California Workers’ Compensation Act (Executive represents that he is not aware of having sustained any work-related injuries); (c) claims that are vested under any employee benefit plans; (d) claims relating to indemnification of the EXECUTIVE as a former director and/or officer of the COMPANY; and (e) EXECUTIVE’S right to enforce this Agreement. It is expressly agreed and understood that this Agreement is a full and unconditional general release as to all matters occurring or arising before EXECUTIVE’s execution of this Agreement, including but not limited to Claims for any additional shares, commissions, stock, bonuses, wages, severance or other benefits from OXIGENE. The generality of the foregoing notwithstanding, EXECUTIVE shall be permitted to defend himself (including by asserting counterclaims) against any claims filed against him in his individual capacity in a court of law or, if applicable, arbitration, by any Released Persons. EXECUTIVE, however, will not initiate any such lawsuit against any Released Persons, as such affirmative Claims are hereby released pursuant to this paragraph 7. EXECUTIVE and COMPANY mutually acknowledge and agree that notwithstanding EXECUTIVE’S release of claims in this Section 7, that EXECUTIVE is not waiving the right to assert counterclaims against Released Persons, in the event a Released Person files claims against him in his individual capacity, and that OXiGENE is not undertaking in any manner to pay for the attorneys’ fees and/or costs associated with such a counterclaim only. If EXECUTIVE is named individually in any claim filed in a court of law or before any administrative, regulatory or Governmental authority, and such claim arises out of the EXECUTIVE’s performance of his duties as a former officer or director of the COMPANY or otherwise appears to be subject to EXECUTIVE’s right to indemnification under EXECUTIVE’s

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Indemnification Agreement between OXiGENE and EXECUTIVE, OXiGENE’s By-Laws and/or California Labor Code section 2802, insurance policies or any other applicable laws governing the indemnification of former officers and directors, then the COMPANY shall indemnify EXECUTIVE in accordance with the terms of Exhibit B, the Indemnification Agreement between OXiGENE and EXECUTIVE.
     8. Unknown Claims, Waiver of California Civil Code § 1542. EXECUTIVE understands and expressly agrees that this Agreement extends to all claims of every nature and kind, known or unknown, suspected or unsuspected, past, present, or future, arising from or attributable to any conduct of the Released Persons, and that any and all rights granted to EXECUTIVE under section 1542 of the California Civil Code or any analogous state law or federal law or regulation, are expressly WAIVED. Section 1542 of the California Civil Code reads as follows:
A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.
     9. No Further Action. The EXECUTIVE represents that the EXECUTIVE has filed no grievances, charges, claims, complaints or lawsuits of any kind against any of the Released Persons, and the EXECUTIVE agrees not to do so based upon any Claims released pursuant to this Agreement.
     10. Waiver of Administrative Claims. The EXECUTIVE acknowledges that the execution of this Agreement may have legal effect of withdrawing any charges or complaints the EXECUTIVE may have filed with any federal, state or local agency regarding any and all alleged wrongful conduct by any of the Released Persons occurring prior to the date of the execution of this Agreement. Consistent with the provisions of federal and state discrimination laws, however,

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nothing in this release shall be deemed to prohibit the EXECUTIVE from challenging the validity of this release under such discrimination laws (the “Discrimination Laws”) or from filing a charge or complaint of age or other employment related discrimination with the Equal Employment Opportunity Commission (“EEOC”) or state equivalent, or from participating in any investigation or proceeding conducted by the EEOC or state equivalent. Further, nothing in this Agreement shall be deemed to limit OXiGENE’s right to seek immediate dismissal of such charge or complaint on the basis that EXECUTIVE’S signing of this Agreement constitutes a full release of any individual rights under the Discrimination Laws, or to seek restitution to the extent permitted by law of the economic benefits provided under this Agreement in the event that the EXECUTIVE successfully challenges the validity of this release and prevails in any claim under the Discrimination Laws.
     11. Cooperation. EXECUTIVE agrees that with respect to any existing or future litigation, arbitration or legal dispute (“Third Party Dispute”) involving OXiGENE and a third party with whom EXECUTIVE had any connection whatsoever during the time of his employment with OXiGENE or involving any third party having a contractual relationship with OXiGENE, including but not limited to any OXiGENE employee or former employee, customer, vendor, broker, bank, or competitor, EXECUTIVE will reasonably cooperate with OXiGENE in the defense or prosecution of that Third Party Dispute. Reasonable cooperation will include, without limitation, providing testimony, providing assistance and information to outside counsel representing OXiGENE, and providing assistance to authorized OXiGENE representatives and outside counsel in preparation for trial, hearing, arbitration or any other proceeding. EXECUTIVE understands and agrees that he may be required to travel as part of this duty of reasonable cooperation. OXiGENE will advance and pay all reasonable expenses associated with such travel and cooperation. EXECUTIVE further agrees and covenants that he will cooperate with OXiGENE in responding to any unresolved or open

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questions or business concerns arising out of or relating to EXECUTIVE’s business relationship with OXiGENE, and that such cooperation will not be unreasonably withheld or delayed. With the exception of and for any time spent as a witness in any civil, judicial, administrative, regulatory, or governmental proceeding, hearing or arbitration or for any time responding to a lawful subpoena, OXIGENE shall reimburse EXECUTIVE at a commercially reasonable rate to be negotiated by the Parties for time spent by the EXECUTIVE in cooperating with the COMPANY to address any matter under this Section 11 should such cooperation be necessary after the conclusion of the twelve month severance period set forth in Section 2(a).
     12. Non-disparagement. The EXECUTIVE agrees that he will not make any statements, written or oral, or cause or encourage others to make any statements, written or oral, that defame or disparage any of the Released Persons, including, without limitation, negative statements about the personal or business reputation, practices, conduct, products, or services of any of the Released Persons. OXiGENE agrees to direct its directors and executive officers not to make any statements, written or oral, and agrees not to encourage others to make any statements, written or oral, that defame or disparage EXECUTIVE. OXiGENE shall not be liable under this provision for any such statements made by persons who are neither executive officers nor directors of OXiGENE. The EXECUTIVE acknowledges and agrees that the prohibition on the EXECUTIVE’S disparagement of the Released Persons by the EXECUTIVE extends to all of OXiGENE’s shareholders, including but not limited to Symphony Capital, LLC and to its consultants, including but not limited to RRD International, LLC. The Parties mutually acknowledge and agree that this disparagement prohibition extends to statements, written or oral, as well as any documents and information made or delivered to anyone, including but not limited to the news media, regulatory, administrative and Governmental authorities, investors, potential investors, industry analysts, competitors, banks, investment banks,

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vendors, employees and customers, provided that the Parties can respond truthfully to any requests for information by any regulatory, administrative and/or Governmental authorities.
     13. References. The COMPANY will respond to any reference requests according to the COMPANY’S written policy by providing EXECUTIVE’S dates of employment, positions held and with EXECUTIVE’S consent, compensation terms.
     14. Confidentiality. The provisions of this Agreement shall be held in strict confidence by the Parties and will not be publicized or disclosed in any manner whatsoever; provided, however, that: (a) EXECUTIVE may disclose the Agreement in confidence to his immediate family (provided he obtains in advance their agreement to preserve the confidentiality of the information); (b) the Parties may disclose this Agreement in confidence to their respective attorneys, accountants, auditors, tax preparers and financial advisors; (c) OXiGENE may disclose this Agreement as necessary to fulfill standard or legally required corporate reporting or disclosure requirements; and (d) the Parties may disclose this Agreement insofar as such disclosure may be necessary to enforce its terms or as otherwise required by law.
     15. OWBPA Notification and Waiver. In accordance with the Older Workers Benefit Protection Act of 1990, 29 U.S.C. § 626(f), EXECUTIVE understands, acknowledges and agrees to the following and that the following is true and correct:
          a. This waiver is part of the Agreement between EXECUTIVE and OXiGENE, which is written in a manner that EXECUTIVE understands;
          b. EXECUTIVE understands that, in signing the Agreement, he is not waiving rights or claims that may arise after the date that this waiver is executed;
          c. EXECUTIVE is waiving rights or claims only in exchange for consideration in addition to anything of value to which he is already entitled;

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          d. EXECUTIVE acknowledges that he was advised and has been advised in writing by OXiGENE to seek the advice of counsel prior to signing the Agreement, that he has consulted with legal counsel before signing the Agreement, and that his counsel has advised him on this matter;
          e. EXECUTIVE acknowledges that he has the right to have at least twenty-one (21) days within which to consider the Agreement and to decide whether to execute it and that EXECUTIVE may voluntarily waive any part of this twenty-one (21) day period in his sole discretion before he signs this Agreement; and
          f. EXECUTIVE acknowledges and understands that for a period of seven (7) days following his execution of the Agreement, he can revoke the Agreement, and the Agreement will not become enforceable until the revocation period has expired (the “Effective Date”). Any revocation by EXECUTIVE must be in writing, signed by EXECUTIVE and delivered to OXIGENE’s Director of Human Resources, Jodie Crowley, at fax number (781) 658-2090 before the close of the seven-day period referenced above.
     16. Representations and Warranties. The Parties warrant and represent that (a) they have not assigned or transferred, or purported to assign or transfer, to any person or entity, any rights, obligations or claims related to the subject matter of this Agreement, and (b) the Parties are the sole owners of the rights, obligations and claims which are alleged in and constitute or constituted the subject matter of this Agreement. Each Party will indemnify and hold the other Party harmless from any and all liabilities, claims, demands, actions, causes of action, damages, costs, expenses and attorneys’ fees incurred by him or it as a result of any breach of the foregoing warranties and representations.

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     17. Independent Legal Advice and Investigation. Each Party has received independent legal advice with respect to the advisability of entering into this Agreement. Each Party has conducted a thorough investigation of the facts and matters pertaining to this Agreement.
     18. No Admission of Liability. Each Party acknowledges and agrees that this is a compromise settlement, which is not in any respect, nor for any purpose, to be deemed or construed to be any admission or concession of any liability whatsoever on the part of the other Party and that any such liability has been expressly denied.
     19. Further Actions. Each Party agrees to execute, or cause his or its counsel to execute, any additional documents and take any further action which may reasonably be required in order to consummate this Agreement or otherwise to fulfill the obligations of the Parties. Each Party is to bear his or its own costs and attorneys’ fees incurred in connection with any such additional action.
     20. Amendments. No supplement, modification or amendment to this Agreement will be binding unless executed in writing by the EXECUTIVE and a duly authorized representative of the COMPANY. No waiver will be binding unless executed in writing by the Party making the waiver. No waiver of any of the provisions of this Agreement will be deemed, or will constitute, a waiver of any other provision, whether or not similar, nor will any waiver constitute a continuing waiver.
     21. Choice of Law. This Agreement must be construed and enforced in accordance with the laws of the State of California. Any claims arising from or related to this agreement must be filed in the state courts of the State of California, City and County of San Francisco. The Parties irrevocably consent and submit to the jurisdiction of the courts of the State of California, sitting in the City and County of San Francisco.
     22. Integration. This Agreement (including Exhibits A-C) constitutes an integration of the entire understanding and agreement of the Parties with respect to the matters referred to in this

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Agreement. Any representation, warranty, term, provision, promise or condition, whether written or oral, between the Parties with respect to the matters referred to in this Agreement which is not specifically set forth in this Agreement will not be binding upon any of the Parties, and the Parties acknowledge that they have not relied, in entering into this Agreement, upon any representations, warranties, terms, provisions, promises or conditions not specifically set forth in this Agreement. EXECUTIVE, however, understands and acknowledges that he is still bound by the confidentiality and assignment of invention obligations set forth in the CIA attached as Exhibit A.
     23. Heirs and Assigns. The Parties acknowledge and expressly agree that this Agreement (including Exhibits A-C) will be binding upon and inure to the benefit of (as applicable) their respective heirs, employees, owners, officers, directors, shareholders, subsidiaries, affiliates, successors, predecessors, agents, witnesses, attorneys, representatives, and assigns, including without limitation, any successor in interest of the COMPANY and/or reconstituted form of the COMPANY resulting from the COMPANY’S participation in any merger, acquisition, affiliation, joint venture, sale of assets or reorganization. EXECUTIVE acknowledges and agrees that Symphony Capital LLC, RRD International LLC, and their respective directors, officers, managing directors, principals, employees, agents, representatives and affiliates are intended to be, and are, third-party beneficiaries of EXECUTIVE’S obligations and agreements in this Agreement.
     24. Severability. If any provision of this Agreement is held by a Court or tribunal of competent jurisdiction to be invalid, void, or unenforceable for whatever reason, the remaining provisions will nevertheless continue in full force and effect without being impaired in any manner whatsoever.
     25. Notices All notices or demands of any kind required or permitted to be given by OXiGENE or the EXECUTIVE under this Agreement shall be given in writing and shall be

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personally delivered (and receipted for) faxed during normal business hours or mailed by certified mail, return receipt requested, postage prepaid, addressed as follows:
If to the COMPANY:
OXiGENE, Inc.
Jodie Crowley, or her successor
Director of Human Resources
300 Bear Hill Road
Waltham, MA 02451
Fax: 781-658-2090
With a copy to:
Jonathan L. Kravetz
Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
One Financial Center
Boston, MA 02111
Fax: (617) 542-2241
If to the EXECUTIVE:
John A. Kollins
[***]
Any such written notice shall be deemed received when personally delivered or faxed or after three (3) days from its deposit in the United States mail as specified above.
     26. Headings. The captions and headings contained in this Agreement have been inserted for reference and convenience only and in no way define or limit the intent of any provision.
     27. Counterparts. This Agreement may be executed in counterparts and, when each Party has signed and delivered at least one such counterpart, each counterpart shall be deemed an original and all counterparts taken together shall constitute one and the same agreement, which shall be binding and effective as to all Parties. The Parties may exchange signatures via facsimile or PDF and such facsimile or PDF signatures shall have the same force and effect as if in original ink.

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     28. Authority. The COMPANY represents that the individual executing the Agreement below on behalf of the COMPANY, has the authority to enter into this Agreement on behalf of the COMPANY and to bind the COMPANY to all terms and conditions set forth herein.
          IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date opposite their signatures.

John A. Kollins, an individual
Dated: October 28, 2009		/s/ John. A. Kollins
John A. Kollins

OXIGENE, INC.
Dated: October 29, 2009	By:	/s/ James B. Murphy
James B. Murphy

	Its:	Vice President and Chief Financial Officer

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Exhibit A
FOR EMPLOYEES AND CONSULTANTS OF OXIGENE, INC.
AGREEMENT
Date: March 5, 2007
John Kollins
[***]
Re: Confidentiality and Inventions Agreement
Dear John:
     This letter is to confirm our understanding with respect to (i) your agreement to protect and preserve information and property which is confidential and proprietary to OXiGENE or its parent, subsidiaries or affiliates (the “Company”), and (ii) your agreement regarding the ownership of ideas, copyrights and patents (the terms and conditions agreed to in this letter shall hereinafter be referred to as the “Agreement”). In consideration of the mutual promises and covenants contained in this Agreement and your continued employment, the Company’s offer of employment to you, or its engagement of you to perform consulting services, as the case may be, and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, we have agreed as follows:
     1. Protected Information. You shall at all times, both during and after any termination of this Agreement by either you or the Company, maintain in confidence and shall not, without the prior written consent of the Company, use, except in the course of performance of your duties for the Company as an employee or consultant, disclose or give to others any fact or information which was disclosed to or developed by you during the course of performing services for, or receiving training from, the Company, and is not generally available to the public, including but not limited to information and facts concerning business plans, customers, future customers, suppliers, licensors, licensees, partners, investors, affiliates or others, training methods and materials, financial information, sales prospects, client lists, Inventions (as defined in Section 2), or any other scientific, technical, trade or business secret or confidential or proprietary information (“Confidential Information”) of the Company or of any third party provided to you during the Term. In the event you are questioned by anyone not employed by the Company or by an employee of or a consultant to the Company not authorized to receive such information, in regard to any Confidential Information or any other secret or confidential work of the Company, or concerning any fact or circumstance relating thereto, or in the event that you become aware of the unauthorized use of Confidential Information by any party, whether competitive with the Company or not, you will promptly notify the president of the Company.

     You acknowledge and agree that a business will be deemed competitive with the Company if it performs or plans to perform any of the services or manufactures or sells or plans to manufacture or sell any of the products planned, provided or offered by the Company or any products or services designed to perform the same function or achieve the same results as the products or services planned, provided or offered by the Company or if it performs or plans to perform any other services and/or engages or plans to engage in the development, production, manufacture, distribution or sale of any product similar to any planned or actual services performed or products developed, produced, manufactured, distributed or sold by the Company during the term of your relationship with the Company.
     2. Ownership of Ideas, Copyrights and Patents.
     (a) Property of the Company. You agree that all ideas, discoveries, creations, manuscripts and properties, innovations, improvements, know-how, Inventions, designs, developments, apparatus, techniques, algorithms, software, mask works, methods, and formulae (all of the foregoing being hereinafter referred to as the “Inventions”) which may be used in the business of the Company, whether patentable, copyrightable, protectable as mask works or not, which you may conceive, reduce to practice or develop alone or in conjunction with another, or others, and whether at the request or upon the suggestion of the Company, or otherwise, during the period in which you perform services for or at the request of the Company as a consultant or employee (the “Term”) and for a period of one (1) year thereafter, shall be the sole and exclusive property of the Company, that you shall promptly disclose any such Inventions to the Company both during and after the Term, and that you shall not publish any such Inventions without the prior written consent of the Company. You acknowledge that each such Invention and the contributions made by you thereto shall constitute a work made for hire within the meaning of the United States copyright law and other applicable laws. You hereby assign to the Company all of your right, title and interest in and to all of the foregoing. You further represent and agree that to the best of your knowledge and belief none of the Inventions will violate or infringe upon any right, patent, copyright, trademark or right of privacy, or constitute libel or slander against or violate any other rights of any person, firm or corporation, and that you will use your best efforts to prevent any such violation. You also agree that you will neither disclose to the Company or any of its employees nor use for their benefit any other person’s or company’s trade secret or proprietary information, or information which you have agreed not to disclose or use.
     (b) Cooperation. At any time during or after the Term, you agree that you will fully cooperate with the Company, its attorneys and agents in the preparation and filing of all papers and other documents and preparation for and testifying as may be requested by the Company to perfect and protect the Company’s rights in and to any of such Inventions, including, but not limited to, joining in any proceeding to obtain and enforce letters patent, copyrights, mask work registrations, trademarks or other legal rights of the United States and of any and all other countries on such Inventions, provided that the Company will bear the expense of such proceedings, and that any patent, copyright, mask work registration, trademark or other legal right so issued to you, personally, shall be assigned by you to the Company without charge by you.
     3. Survival of Acknowledgments and Agreements. Your acknowledgments and agreements set forth in this Agreement shall survive the expiration or termination of this Agreement and the termination of your employment with the Company for any reason.
     4. Disclosure to Future Employers. You agree that you will provide, and that the Company may similarly provide in its discretion, a copy of any part or all of this Agreement to any business or enterprise which you may directly, or indirectly, own, manage, operate, finance, join, control or in which you participate in the ownership, management, operation, financing, or control, or with which you may be connected as an officer, director, employee, partner, principal, agent, representative, consultant or otherwise.
     5. Records. Upon termination of your relationship with the Company, you shall deliver to the Company any property of the Company which may be in your possession including products, materials, memoranda, notes, records, reports, or other documents or photocopies of the same, including without limitation any of the foregoing recorded on any computer or any machine readable medium.
     6. Prior Developments/No Conflicting Agreements. You have set forth on Exhibit 1 hereto all computer software and/or Inventions made or conceived by you prior to the date of this Agreement in which you own an interest and wish to exclude from this Agreement and have listed on Exhibit 1 and attached copies hereto of any agreements with other parties which may prevent your full compliance with the terms stated herein. You hereby represent and warrant that, except as set forth on Exhibit 1, you have no commitments or obligations inconsistent with this Agreement and you hereby agree to indemnify and hold the Company harmless against loss, damage, liability or expense arising from any claim based upon circumstances alleged to be inconsistent with such representation and warranty.
     7. General.
     (a) Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party’s address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) made by telex, telecopy or facsimile transmission, (iii) sent by overnight courier, or (iv) sent by registered or certified mail, return receipt requested, postage prepaid.

If to OXiGENE:
230 Third Avenue
Waltham, MA 02451
Attention: Chief Executive Officer
If to you:
John Kollins
[***]
All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if made by telex, telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iv) if sent by registered or certified mail, on the fifth business day following the day such mailing is made.
     (b) Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.
     (c) Modifications and Amendments. The terms and provisions of this Agreement may be modified or amended only by written agreement executed by the parties hereto.
     (d) Waivers and Consents. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.
     (e) Assignment. The Company may assign its rights and obligations hereunder to any person or entity who succeeds to all or substantially all of the Company’s business or that aspect of the Company’s business in which you are principally involved. Your rights and obligations under this Agreement may not be assigned by you without the prior written consent of the Company.
     (f) Benefit. All statements, representations, warranties, covenants and agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.
     (g) Governing Law/Choice of Forum/Waiver of Jury Trial. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the Commonwealth of Massachusetts, without giving effect to the conflict of law principles thereof. Both parties hereby consent to a trial by a judge sitting without a jury and waive any right they may have to a jury trial with respect to any action involving or relating to the subject matter of this Agreement, including without limitation, its formation.
     (h) Interpretation. The parties hereto acknowledge and agree that (i) the rule of construction to the effect that any ambiguities are resolved against the drafting party, and (ii) the terms and provisions of this Agreement, shall be construed fairly as to all parties hereto and not in favor of or against a party, regardless of which party was generally responsible for the preparation of this Agreement.
     (i) Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify, or affect the meaning or construction of any of the terms or provisions hereof.
     (j) Injunctive Relief. You hereby expressly acknowledge that any breach or threatened breach of any of the terms and/or conditions set forth in this Agreement will result in substantial, continuing and irreparable injury to the Company. Therefore, you hereby agree that, in addition to any other remedy that may be available to the Company, the Company shall be entitled to injunctive or other equitable relief by a court of appropriate jurisdiction in the event of any breach or threatened breach of the terms of Section 1 or 2 of this Agreement.
     (k) No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of the party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.
     (l) Expenses. Should any party breach this Agreement, in addition to all other remedies available at law or in equity, such party shall pay all of any other party’s costs and expenses resulting therefrom and/or incurred in enforcing this Agreement, including legal fees and expenses.
     (m) Counterparts. This Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     If the foregoing accurately sets forth our agreement, please so indicate by signing and returning to us the enclosed copy of this letter.
     This Agreement shall operate as an instrument signed under seal.

Very truly yours, OXiGENE, Inc.
By:	/s/ Jodie Crowley
Jodie Crowley

Accepted and Approved:
/s/ John A. Kollins
John A. Kollins

Dated: 3/5/07

Exhibit B

INDEMNIFICATION AGREEMENT
by and among
JOHN A. KOLLINS
and
OXiGENE, INC.

Dated as of December 22, 2008

INDEMNIFICATION AGREEMENT
          This INDEMNIFICATION AGREEMENT (this “Agreement”) is entered into as of December 22, 2008, among OXiGENE, Inc., a Delaware corporation (the “Company”), and each of the Indemnitees (as defined below), each in his or her capacity as a member of the board of directors of the Company.
PRELIMINARY STATEMENT
          WHEREAS, the following persons (including any successors and subsequently elected directors who shall execute counterpart signature pages in accordance with Section 5(c) hereof, the “Directors” and the “Indemnitees”) have each agreed to serve as a member of the board of directors of the Company: John A. Kollins;
          WHEREAS, the Company desires to indemnify and hold harmless the Indemnitees as set forth herein;
          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto (the “Parties”) agree as follows:
          Section 1. Indemnification.
               (a) The Company hereby agrees to and shall indemnify and hold harmless any Indemnitee who was or is a party or is threatened to be made a party, by reason of the fact that the Indemnitee is or was a Director, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company), against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such Indemnitee in connection with such action, suit or proceeding if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the Indemnitee’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner which the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the Indemnitee’s conduct was unlawful.
               (b) The Company hereby agrees to and shall indemnify and hold harmless any Indemnitee who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that the Indemnitee is or was a Director, against expenses (including attorneys’ fees) actually and reasonably incurred by the Indemnitee in connection with the defense or settlement of such action or suit if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification shall be made in respect of any claim, issue or matter as to which such Indemnitee shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such Indemnitee is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.
               (c) To the extent that a present or former Director has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections (1)(a) or (1)(b) hereof, or in defense of any claim, issue or matter therein, such Indemnitee shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such Indemnitee in connection therewith.
               (d) Any indemnification under Sections (1)(a) or (1)(b) hereof (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in such Sections (1)(a) and (1)(b). Such determination shall be made (a) by a majority vote of the Directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (b) by a committee of Directors who are not parties to such action, suit or proceeding designated by majority vote of such Directors, even though less than a quorum, or (c) if there are no Directors who are not parties to such action, suit or proceeding, or if such Directors so direct, by independent legal counsel in a written opinion, or (d) by the stockholders of the Company.
               (e) Expenses (including reasonable attorneys’ fees) incurred by a present or former Indemnitee in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Indemnitee to repay such amount if it shall ultimately be determined that such Indemnitee is not entitled to be indemnified by the Company as authorized in this Agreement.
               (f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other provisions of this Section 1 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any law, by-law, agreement, vote of stockholders or disinterested Directors or otherwise and in any capacity.
               (g) Pursuant to the Stock and Warrant Purchase Agreement, the Company shall purchase and maintain insurance on behalf of the Indemnitees against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Company would have the power to indemnify such Indemnitee against such liability under the provisions of Section 145 of the General Corporation Law of the State of Delaware.

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               (h) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 1 shall continue as to any Indemnitee who has ceased to be an Indemnitee of the Company and shall inure to the benefit of the heirs, executors and administrators of such Indemnitee.
          Section 2. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.
          Section 3. Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT.
          Section 4. Entire Agreement. This Agreement constitutes the entire agreement between the Parties with respect to the matters covered hereby and supersedes all prior agreements and understandings with respect to such matters between the Parties.
          Section 5. Amendment; Counterparts; Additional Indemnitees.
               (a) The terms of this Agreement shall not be altered, modified, amended, waived or supplemented in any manner whatsoever except by a written instrument signed by each of the Parties.
               (b) This Agreement may be executed in one or more counterparts, each of which, when executed, shall be deemed an original but all of which, taken together, shall constitute one and the same Agreement.
               (c) Persons who become Indemnitees after the date hereof may become a party hereto by executing a counterpart of this Agreement and upon the acknowledgement of such execution by the Company.
[SIGNATURES FOLLOW ON NEXT PAGE]

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          IN WITNESS WHEREOF, the Parties hereto have signed this Agreement as of the day and year first above written.

OXIGENE, INC.
By:	/s/ Joel Citron
	Name:	Joel Citron
	Title:	Chairman

DIRECTORS:
By:	/s/ John A. Kollins
	Name:	John A. Kollins
	Title:	Director

By:
Name:
	Title:	Director

[Signature page to OXiGENE Director Indemnification Agreement]

Exhibit C
Investor and Media Contact:
Michelle Edwards, Investor Relations
medwards@oxigene.com
650-635-7006
OXiGENE ANNOUNCES MANAGEMENT CHANGES
SOUTH SAN FRANCISCO — OCTOBER 8, 2009 — OXiGENE, Inc. (NASDAQ: OXGN, XSSE: OXGN), a clinical-stage, biopharmaceutical company developing novel therapeutics to treat cancer and eye diseases, announced today that its Chief Executive Officer, John A. Kollins, has resigned from his position with the Company and as a member of the Board of Directors in order to pursue other interests. Dr. Peter Langecker, M.D., Ph.D., Executive Vice President and Chief Development Officer, will serve as Interim Chief Executive Officer while the Company conducts a search for a permanent replacement for Mr. Kollins.
William N. Shiebler, Chairman of OXiGENE’s Board of Directors, commented, “On behalf of the Board of Directors, I want to thank John Kollins for his dedicated service and contributions to OXiGENE. We wish him success in his new endeavors.”
About OXiGENE
OXiGENE is a clinical-stage biopharmaceutical company developing novel therapeutics to treat cancer and eye diseases. The company’s major focus is developing vascular disrupting agents (VDAs) that selectively disrupt abnormal blood vessels associated with solid tumor progression and visual impairment. OXiGENE is dedicated to leveraging its intellectual property and therapeutic development expertise to bring life-extending and life-enhancing medicines to patients.